Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO NOTES, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO FEE LETTER

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, FIRST AMENDMENT TO NOTES, FIRST AMENDMENT TO SECURITY AGREEMENT AND FIRST AMENDMENT TO FEE LETTER (this “Amendment”), dated as of May 25, 2016, with respect to that certain Credit Agreement referenced below, is by and among CINER RESOURCES LP, a Delaware limited partnership (formerly known as OCI Resources LP) (the “Borrower”), the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

W I T N E S S E T H:

WHEREAS, the Borrower entered into that certain Credit Agreement, dated as of July 18, 2013 (as amended, restated, amended and restated, modified, supplemented, increased or extended from time to time, including pursuant to that certain First Amendment to Credit Agreement dated October 30, 2014, the “Credit Agreement”), with the Guarantors from time to time party thereto (if any), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer;

WHEREAS, the Borrower has executed the Notes (as defined in the Credit Agreement) in favor of the Lenders;

WHEREAS, the Borrower has entered into the Security Agreement (as defined in the Credit Agreement) with the Administrative Agent;

WHEREAS, the Borrower has entered into the Fee Letter (as defined in the Credit Agreement) with the Administrative Agent and the Arranger (as defined in the Credit Agreement);

WHEREAS, the Borrower has requested certain modifications of the terms of the Credit Agreement, the Notes, the Security Agreement and the Fee Letter; and

WHEREAS, the Lenders, by action of the Required Lenders, have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.    Amendments to the Credit Agreement.

(a)    The cover page of the Credit Agreement is hereby amended by (i) replacing the phrase “OCI RESOURCES LP” with the phrase “CINER RESOURCES LP” and (ii) replacing the phrase “Sole Book Manager” with the phrase “Sole Bookrunner”.

(b)    The introductory paragraph of the Credit Agreement is hereby amended by replacing the phrase “OCI RESOURCES LP” with the phrase “CINER RESOURCES LP”.

(c)    Section 1.01 of the Credit Agreement is hereby amended to include, in appropriate alphabetical order, the following new definitions:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Ciner Holdings” means Ciner Wyoming Holding Co., a Delaware corporation.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(d)    The following definitions in Section 1.01 of the Credit Agreement are hereby amended in their respective entireties to read as follows:

“Arranger” means Merrill Lynch, Pierce, Fenner & Smith, Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as sole lead arranger and sole bookrunner.

“Chemical” means Ciner Resources Corporation, a Delaware corporation.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Resource Partners” means Ciner Resource Partners LLC, a Delaware limited liability company.

“Wyoming” means Ciner Wyoming LLC, a Delaware limited liability company.

(e)    The definition of “Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence as the last sentence thereof:

Notwithstanding anything to the contrary herein, the Base Rate shall not be less than zero.

(f)    The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “or (i) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity;” with the phrase “, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action;”.

(g)    The definition of “OCI Holdings” set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(h)    A new Section 6.24 is hereby added to Article VI of the Credit Agreement to read as follows:
6.24    EEA Financial Institution.

No Loan Party is an EEA Financial Institution.

(i)    Section 8.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

8.11    Consolidated Fixed Charge Coverage Ratio.

Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than 1.00:1.00.

(j)    A new Section 11.21 is hereby added to Article XI of the Credit Agreement to read as follows:

11.21    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(k)    The Credit Agreement is hereby amended by replacing each instance of the phrase “OCI Holdings” with the phrase “Ciner Holdings”.

3.    Each Note is hereby amended by replacing each instance of the phrase “OCI Resources LP” with the phrase “Ciner Resources LP”.

4.    The Security Agreement is hereby amended by (a) replacing each instance of the phrase “OCI Resources LP” with the phrase “Ciner Resources LP”, (b) replacing each instance of the phrase “OCI Wyoming, L.P.” with the phrase “Ciner Wyoming LLC” and (c) replacing the phrase “GP Interests” with the phrase “Membership Interests” on Schedule 1.

5.    The Fee Letter is hereby amended by replacing each instance of the phrase “OCI Resources LP” with the phrase “Ciner Resources LP”.

6.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon the satisfaction of the following conditions precedent:

(a)    Executed Amendment. Receipt by the Administrative Agent of this Amendment duly executed by the Loan Parties, the Required Lenders, the Administrative Agent, Swing Line Lender and L/C Issuer.

(b)    Responsible Officer’s Certificate. Receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, in form and substance satisfactory to the Administrative Agent, (i) certifying that the Organization Documents of such Loan Party attached thereto are true and correct as of the date of this Amendment and (ii) certifying as to the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment.

(c)    Fees and Expenses. Receipt by the Administrative Agent of all out-of-pocket fees and expenses required to be paid pursuant to the Credit Agreement to the Administrative Agent on or before the date hereof.

7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Amendment by facsimile or form of electronic attachment (e.g., “.pdf”) shall be effective as such party’s original executed counterpart and shall constitute a representation that such party’s original executed counterpart will be delivered.

8.    Affirmations and Representations and Warranties of Loan Parties. Each of the Loan Parties hereby affirms, represents and warrants that (a) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document, and which are contained in any other document furnished at any time under or in connection therewith, are true and correct in all material respects (except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except for any representation or warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date and (b) no Default or Event of Default exists as of the date hereof or would result from a Credit Extension on the date hereof or the application of the proceeds thereof.

9.    Affirmation of Obligations. The Loan Parties (a) affirm all of their obligations under the Loan Documents and (b) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge their obligations under any Loan Document.

10.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

11.    Effectiveness of Amendment; No Other Changes. On and after the date hereof, all references to the Credit Agreement, the Notes, the Security Agreement or the Fee Letter in each of the Loan Documents shall hereafter mean the Credit Agreement, the Notes, the Security Agreement or the Fee Letter, as appropriate, as amended by this Amendment. Except as expressly modified hereby, all of the terms of the Credit Agreement and the other Loan Documents, and any other certificates, documents, agreements and instruments executed in connection with the Loan Documents, remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

12.    Fees and Expenses. The Loan Parties agree to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this

Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

13.    Amendment is a Loan Document. Each of the parties hereto hereby agrees that this Amendment shall be deemed to be, and is, a Loan Document.

14.    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	CINER RESOURCES LP,
a Delaware limited partnership

By:    Ciner Resource Partners LLC
Its:    Sole General Partner

By: /s/ Kevin L. Kremke
Name: Kevin L. Kremke
Title: Chief Financial Officer

[Signatures continue on following page]

ARRANGER:            MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Arranger

By: /s/ Allen Taylor
Name: Allen Taylor
Title: Senior Vice President

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Roberto Salazar
Name: Roberto Salazar
Title: Vice President

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By: /s/ Ryan Maples
Name: Ryan Maples
Title: Senior Vice President

COMERICA BANK,
as a Lender

By: /s/ Aaron Perrault
Name: Aaron Perrault
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Robb Hoover
Name: Robb Hoover
Title: Vice President